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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): December 19, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)


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
Delaware                                            0-22154               52-1469385
(STATE OR OTHER JURISDICTION OF                    (COMMISSION          (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                    FILE NUMBER)         IDENTIFICATION NUMBER)

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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5.  OTHER EVENTS.

        On December 19, 2000, Manugistics Group, Inc. (the "Company") issued its regularly scheduled press release announcing earnings for the three month and nine month periods ended November 30, 2000.

        The Company also announced that it expects to close its previously reported pending acquisition of Talus Solutions, Inc., on December 21, 2000, subject to the completion of normal closing requirements.

        A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following is filed as an Exhibit to this Report:

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
Exhibit     Number Description
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
99          Press Release dated December 19, 2000.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 20th day of December, 2000.


                                            MANUGISTICS GROUP, INC.


                                            By: /s/ Timothy T. Smith
                                               --------------------------------
                                                Timothy T. Smith
                                                Senior Vice President and
                                                General Counsel


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                                  EXHIBIT INDEX
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
               Exhibit Number      Description
               --------------      ------------
                    99             Press Release dated December 19, 2000.
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